- FPA Perennial Fund, Inc.                                                     -
-                                                                              -

                                                        ANNUAL REPORT

                              DECEMBER 31, 1997

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

-                                                                              -
-                                                                              -

                                OFFICERS AND DIRECTORS



DIRECTORS                                   DISTRIBUTOR
                                            FPA Fund Distributors, Inc.
John P. Endicott                            11400 West Olympic Boulevard,
Leonard Mautner                             Suite 1200
Julio J. de Puzo, Jr.                       Los Angeles, California  90064
Lawrence J. Sheehan
Kenneth L. Trefftzs                         COUNSEL

                                            O'Melveny & Myers LLP
                                            Los Angeles, California

OFFICERS                                    CUSTODIAN & TRANSFER AGENT

Eric S. Ende, PRESIDENT AND                 State Street Bank and Trust Company
     CHIEF INVESTMENT OFFICER               Boston, Massachusetts
Julio J. de Puzo, Jr., EXECUTIVE
VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT             INDEPENDENT AUDITORS
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER                Ernst & Young LLP
Sherry Sasaki, SECRETARY                    Los Angeles, California
Christopher H. Thomas, ASSISTANT
TREASURER


                                            SHAREHOLDER SERVICE AGENT


INVESTMENT ADVISER                          Boston Financial Data Services, Inc.
                                            P.O. Box 8500
First Pacific Advisors, Inc.                Boston, Massachusetts  02266-8500
11400 West Olympic Boulevard, Suite 1200    (800)638-3060
Los Angeles, California  90064              (617)328-5000





This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:
     During the year ended December 31, 1997, FPA Perennial Fund increased in value by 24.3%, adjusted for reinvestment of all dividends and capital gain distributions. This represents a third consecutive year of very high absolute returns (1995 - 1997 total return = 75.5%). As shown below, Perennial's 1997 return was comparable to those of most of the relevant stock market and mutual fund averages, a continuation of 1996's competitive results.


                         1997            1996      1995
                        Returns        Returns    Returns
                        -------        -------    -------
FPA Perennial            24.3%          20.4%      17.3%
Russell 2500             24.4           19.0       31.7
S&P 500                  33.4           23.3       37.5
Value Line               21.1           13.4       19.3
Lipper Growth &
  Income Fund Average    27.0           20.8       30.8
Lipper General
  Equity Fund Average    24.3           19.5       31.1


     Much as in 1996, last year's stock market advance was notably narrow, with significant outperformance by the largest market-cap companies. This performance disparity can be seen most clearly by comparing S&P 500 returns by quintile based on market capitalization, from the largest 20% of the companies to the smallest 20%.


                     1997
S&P 500           Performance*       Market Cap Range
-------           ------------       ----------------
Largest 20%          39.5%          $ 18 - 240 billion
Next 20%             34.5              9 -  18 billion
Middle 20%           32.0              5 -   9 billion
Next 20%             14.4            2.7 -   5 billion
Smallest 20%         12.5            340 million - 2.7 billion


 *Excludes Dividends

     Our portfolio's performance in 1997 was especially gratifying because we own virtually none of the largest cap stocks which accounted for so much of the market's gain, and because our low-beta, high- quality portfolio would typically find it difficult to keep up with such a strong market - as was the case in 1995.

1998 PROSPECTS

     A year ago we expressed our caution about the prospects for the stock market and the economy, arguing that the economic recovery and some evidence of labor market tightness could eventually produce profit pressure and stock market weakness. Although the stock market's 1997 performance clearly demonstrated that we were premature, it seems certain that recent events in Asia have heightened the risks to the profit growth of many U.S. companies. This clearly could have adverse implications for equity returns in 1998. Also supporting this point is the following table, which compares S&P profit growth with stock price growth for 1995-1997. Market valuation levels have increased significantly over the past three years, driven by an economic environment in which very little went wrong.


                                                        Cumulative
                             1997      1996      1995      Gain
                             ----      ----      ----      ----
S&P Operating Earnings        12%       4%        18%       37%
S&P 500 Index                 33        23        38        126


     Our investment approach continues to emphasize the ownership of high-return companies, purchased and held at relatively attractive valuations. We believe that this strategy will continue to produce rewarding returns, achieved with significantly lower risk than the market averages.

     Our current portfolio reflects this approach. Its component companies have a history of outstanding growth, earn high returns and have relatively unleveraged balance sheets. Despite these superior characteristics, the companies are priced at valuation levels well below those of the market as a whole.


                              Portfolio           S&P Industrials
                              ---------           ---------------
EPS Growth Rate (10 Year)        17%                    9%
Return on Assets                 11%                    5%
Debt % Capital                   23%                   54%
PE Ratio                         18x                   24x


TECHNOLOGY

     One of the most dynamically growing parts in the U.S. economy over the past decade has been technology. This has also been an area of the stock market where we have found it difficult to participate, in part because the rapid changes in specific products and corporate market shares make historical company performance a poor guide to future success. Our under-representation in technology has been a cause of increasing concern, however, as its importance to the economy, and its contribution to overall stock market returns has increased over time.

     One approach we have developed to deal with this problem is to search out companies which can fully participate in the growth of the technology sectors of the economy, yet not take the significant product and company specific risks which have made many portfolio investments in this area so risky. The companies we have identified and purchased which fit these requirements manufacture products like connectors, wire and cable, passive devices, electronics enclosures, or distribute electronic components. They can be described as "chicken techs."

     ARROW ELECTRONICS is the world-wide leader in distribution of electronics components. It carries products from most major suppliers and sells to a wide variety of customers, mostly original equipment manufacturers making electronics products. Because of this supplier and customer diversification, changes in the fortunes of individual companies will have little effect on Arrow.

     Distributors have become increasingly important in the industry as components manufacturers have concluded that reaching small and medium-sized customers with a direct sales force is too expensive. While the manufacturers concentrate on a small number of very large customers, Arrow and other distributors take care of servicing the rest. As the result of this industry trend, the dynamic growth in the use of electronics in society, and key acquisitions, Arrow's revenues have grown at a 35% rate over the past five years, from $1.6 billion in 1992 to over $7 billion in 1997.

     BELDEN is a leading manufacturer of specialty wire and cable products for a wide variety of applications. Some typical uses for Belden products are computer related products (office networks, peripheral interconnections, internal wiring), audio-video (broadcast TV and radio, music production, sports arenas and stadiums, cable TV), and industrial (factory automation, fire and security systems, instrumentation and control). A number of these areas, notably computer networking and industrial automation and controls have been dynamic growth areas, enabling Belden to benefit from the rapid pace of innovation in the electronics and computer industries.

     Belden has also been astute in its acquisition program, broadening its product line and geography, while demonstrating an ability to improve the profitability of the businesses it has purchased.

     KEMET is one of the leading producers of ceramic and tantalum capacitors, passive devices which store and regulate the flow of electricity. Capacitors are ubiquitous in electronics applications and products, and KEMET's products are used in computers, telecommunications equipment, automotive and industrial electronics, and military and aerospace systems. Not only does KEMET benefit from the growth of these applications, but the increasing complexity of electronics products also demands an increased number of capacitors. As a result, KEMET has grown sales at a 14% annual rate over the past five years, despite the rapid unit price declines which are common in electronics components.

     METHODE ELECTRONICS is a manufacturer of electronics connectors and automotive controls, each area representing about half of Methode's sales. Automotive electronics has grown rapidly in the last two decades, driven by increased use of remote motors, sensors, controls, music and security systems, and diagnostics. Methode is an important supplier of many of these devices or systems, and its business has also grown quickly, both in the U.S. and, more recently, in Europe.

     Electronics connectors are crucial to all electronics, and as these products have become smaller and more sophisticated, so have their connectors. Though it shares some of the technological dynamism of its electronics customers, the connector business has been characterized by much greater stability in profitability and market share. This has made investment in Methode, and possibly other connector companies in the future, more comfortable for us.

     Operating in its dynamic market place, and helped by some acquisitions, Methode's sales have grown at an 18% annual rate over the past five years, and earnings have risen steadily as well.

     CHANNELL COMMERCIAL is a manufacturer of thermoplastic enclosures used by cable TV and telephone companies, most often at curbside. Though clearly not a high tech product, Channell's enclosures play an important role in protecting its customers' electronics from water, humidity, vandalism, and accidental damage, while still permitting service and maintenance access. As Channell's customers expand their product offerings - cable companies enter the telephone and data transmission business, and phone companies add cable services - they
are demanding larger   and   more   sophisticated   enclosures   from
Channell. We expect this will enable Channell to extend its record of rapid income and sales growth.

     These five companies accounted for 9% of Perennial's investments at the end of 1997. We hope to increase this percent over time as we find other companies with similarly attractive economic and financial characteristics.
Respectfully submitted,



/s/ Eric S. Ende
--------------------------------------
Eric S. Ende
President and Chief Investment Officer
February 2, 1998
--------------------------------------------------------------------------------

                                HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PERENNIAL FUND, INC. VS. S&P 500 AND LIPPER GROWTH & INCOME FUND AVERAGE FROM JANUARY 1, 1988 TO DECEMBER 31, 1997

                                       [CHART]



                      12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
FPA Perennial Fund,
Inc.                     9,350    11,213    14,104    14,241    17,330    19,595    20,504    20,498    24,038    28,939    35,972
FPA Perennial Fund,
Inc. (NAV)              10,000    11,992    15,085    15,231    18,535    20,957    21,930    21,923    25,709    30,951    38,472
S&P 500                 10,000    11,652    15,319    14,829    19,354    20,843    22,929    23,232    31,948    39,373    52,516
Lipper Growth & Income
Fund Average            10,000    11,625    14,403    13,787    17,832    19,481    21,858    21,696    28,496    34,503    43,610





                                       Average Annual Total Return
                                      Years Ended December 31, 1997
                                         FPA Perennial Fund, Inc.
                                   1 year       5 years          10 years
                                   ------       -------          --------
At Net Asset Value                 24.30%        12.92%           14.42%
With Maximum 6.5% Sales Charge     16.22%        11.41%           13.66%



Past performance is not indicative of future performance. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index of publicly traded stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $35,972, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $38,472. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                               MAJOR PORTFOLIO CHANGES
                      For the Six Months Ended December 31, 1997


                                                                 Shares or
                                                                 Principal
                                                                   Amount
                                                               --------------
NET PURCHASES
COMMON STOCKS
Cooper Tire & Rubber Company. . . . . . . . . . . . . . . .      5,900 shs.
Denison International plc (ADR) (1) . . . . . . . . . . . .     42,400 shs.
Galileo International, Inc. (1) . . . . . . . . . . . . . .     47,300 shs.
KEMET Corporation (1) . . . . . . . . . . . . . . . . . . .     28,100 shs.
Manpower Inc. . . . . . . . . . . . . . . . . . . . . . . .     18,600 shs.
Methode Electronics, Inc. (Class A) . . . . . . . . . . . .      8,700 shs.
Nucor Corporation . . . . . . . . . . . . . . . . . . . . .      8,200 shs.

CONVERTIBLE DEBENTURE
Reptron Electronics, Inc. --6 3/4% 2004 (1). . . . . . . . .   $775,000

NET SALES
COMMON STOCKS
Arbor Drugs, Inc. . . . . . . . . . . . . . . . . . . . . .     18,750 shs.
Bandag, Incorporated (2). . . . . . . . . . . . . . . . . .     22,200 shs.
Bob Evans Farms, Inc. . . . . . . . . . . . . . . . . . . .     15,800 shs.
Caraustar Industries, Inc.. . . . . . . . . . . . . . . . .      6,000 shs.
Carnival Corporation (Class A). . . . . . . . . . . . . . .      6,200 shs.
Dames & Moore, Inc. (2) . . . . . . . . . . . . . . . . . .     50,000 shs.
Devon Group, Inc. . . . . . . . . . . . . . . . . . . . . .      3,000 shs.
Donaldson Company, Inc. . . . . . . . . . . . . . . . . . .      8,700 shs.
Franklin Covey Co.. . . . . . . . . . . . . . . . . . . . .      5,000 shs.
Horace Mann Educators Corporation (2) . . . . . . . . . . .     10,600 shs.
Juno Lighting, Inc. . . . . . . . . . . . . . . . . . . . .     30,400 shs.
Kaydon Corporation. . . . . . . . . . . . . . . . . . . . .      6,000 shs.
Progressive Corporation, The. . . . . . . . . . . . . . . .      3,700 shs.
Strayer Education, Inc. . . . . . . . . . . . . . . . . . .      5,700 shs.
Unifi, Inc. (2) . . . . . . . . . . . . . . . . . . . . . .     14,900 shs.



(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                               PORTFOLIO OF INVESTMENTS
                                  December 31, 1997



COMMON STOCKS                                              Shares        Cost           Value
------------------------------------------------------- ---------- -------------- --------------
PRODUCER DURABLE GOODS -- 21.8%
Denison International plc (ADR)*. . . . . . . . . . . .    42,400  $     721,313  $     731,400
Donaldson Company, Inc. . . . . . . . . . . . . . . . .    19,300        490,582        869,706
Federal Signal Corporation. . . . . . . . . . . . . . .    23,300        515,245        503,863
Graco Inc.. . . . . . . . . . . . . . . . . . . . . . .    36,100        717,626      1,346,981
Holophane Corporation*. . . . . . . . . . . . . . . . .    69,100      1,212,795      1,710,225
IDEX Corporation. . . . . . . . . . . . . . . . . . . .    51,250      1,212,524      1,787,344
Kaydon Corporation. . . . . . . . . . . . . . . . . . .    60,000        848,458      1,957,500
Leggett & Platt, Incorporated . . . . . . . . . . . . .    19,500        451,380        816,562
TriMas Corporation. . . . . . . . . . . . . . . . . . .    35,900        812,761      1,234,062
                                                                   -------------  -------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $   6,982,684  $  10,957,643
                                                                   -------------  -------------
BUSINESS SERVICES & SUPPLIES -- 18.7%
Arrow Electronics, Inc.*. . . . . . . . . . . . . . . .    30,400  $     588,770  $     986,100
Bacou USA, Inc.*. . . . . . . . . . . . . . . . . . . .    38,700        587,318        677,250
Devon Group, Inc.*. . . . . . . . . . . . . . . . . . .    67,000      2,315,396      3,082,000
Franklin Covey Co.* . . . . . . . . . . . . . . . . . .    40,000        863,681        880,000
Galileo International, Inc. . . . . . . . . . . . . . .    47,300      1,225,767      1,306,663
Kennametal Inc. . . . . . . . . . . . . . . . . . . . .     9,100        315,771        471,494
Manpower Inc. . . . . . . . . . . . . . . . . . . . . .    39,500      1,244,268      1,392,375
Strayer Education, Inc. . . . . . . . . . . . . . . . .    18,600        124,000        613,800
                                                                   -------------  -------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $   7,264,971  $   9,409,682
                                                                   -------------  -------------
RETAILING -- 10.1%
Arbor Drugs, Inc. . . . . . . . . . . . . . . . . . . .    55,312  $     305,243  $   1,023,272
Bob Evans Farms, Inc. . . . . . . . . . . . . . . . . .    24,200        440,960        535,425
Circuit City Stores, Inc. . . . . . . . . . . . . . . .    31,200        874,792      1,109,550
O'Reilly Automotive, Inc.*. . . . . . . . . . . . . . .    31,000        509,768        813,750
Toys "R" Us, Inc.*. . . . . . . . . . . . . . . . . . .    35,100        900,766      1,103,456
Viking Office Products, Inc.* . . . . . . . . . . . . .    21,000        296,050        458,063
                                                                   -------------  -------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $   3,327,579  $   5,043,516
                                                                   -------------  -------------
MATERIALS -- 9.9%
Caraustar Industries, Inc.. . . . . . . . . . . . . . .    75,000  $   1,395,625  $   2,568,750
Nucor Corporation . . . . . . . . . . . . . . . . . . .    21,700      1,055,485      1,048,381
OM Group, Inc.. . . . . . . . . . . . . . . . . . . . .    37,000        717,046      1,355,125
                                                                   -------------  -------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .               $3,168,156     $4,972,256
                                                                   -------------  -------------


                              PORTFOLIO OF INVESTMENTS
                                  December 31, 1997




COMMON STOCKS--CONTINUED                                   Shares        Cost          Value
-------------------------------------------------------  ---------  -------------  ------------
HEALTH CARE -- 7.7%
Allergan, Inc.. . . . . . . . . . . . . . . . . . . . .    38,900   $    865,594   $  1,305,581
DENTSPLY International Inc. . . . . . . . . . . . . . .    38,000        654,062      1,159,000
Landauer, Inc.. . . . . . . . . . . . . . . . . . . . .    50,000      1,003,288      1,400,000
                                                                    ------------   ------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $  2,522,944   $  3,864,581
                                                                    ------------   ------------
CONSUMER NON-DURABLE GOODS -- 7.1%
Lancaster Colony Corporation. . . . . . . . . . . . . .    33,800   $  1,147,690   $  1,905,475
Newell Co.. . . . . . . . . . . . . . . . . . . . . . .    15,000        353,550        637,500
Tupperware Corporation. . . . . . . . . . . . . . . . .    37,000      1,492,892      1,031,375
                                                                    ------------   ------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $  2,994,132   $  3,574,350
                                                                    ------------   ------------
TECHNOLOGY -- 6.7%
Belden Inc. . . . . . . . . . . . . . . . . . . . . . .    30,600   $    870,248   $  1,078,650
Channell Commercial Corporation*. . . . . . . . . . . .    48,900        542,192        611,250
KEMET Corporation*. . . . . . . . . . . . . . . . . . .    28,100        520,870        544,437
Methode Electronics, Inc. (Class A) . . . . . . . . . .    68,900      1,084,573      1,119,625
                                                                    ------------   ------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $  3,017,883   $  3,353,962
                                                                    ------------   ------------

ENTERTAINMENT -- 3.8%
Carnival Corporation (Class A). . . . . . . . . . . . .    34,800   $    761,136   $  1,927,050
                                                                    ------------   ------------

CONSUMER DURABLE GOODS -- 3.5%
Cooper Tire & Rubber Company. . . . . . . . . . . . . .    57,700   $  1,337,385   $  1,406,438
Juno Lighting, Inc. . . . . . . . . . . . . . . . . . .    20,500        298,386        358,750
                                                                    ------------   ------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $  1,635,771   $  1,765,188
                                                                    ------------   ------------
INSURANCE -- 3.4%
Poe & Brown, Inc. . . . . . . . . . . . . . . . . . . .    24,100   $    583,188   $  1,075,462
Progressive Corporation, The. . . . . . . . . . . . . .     5,300        205,036        635,338
                                                                    ------------   ------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $    788,224   $  1,710,800
                                                                    ------------   ------------


                              PORTFOLIO OF INVESTMENTS
                                  December 31, 1997



                                                             Shares or
                                                             Principal
COMMON STOCKS--CONTINUED                                      Amount          Cost          Value
---------------------------------------------------------  ------------  -------------  -------------
ENERGY -- 1.0%
North European Oil Royalty Trust (CBI). . . . . . . . .         30,300    $   192,023    $   488,588
                                                                          -----------    -----------

TOTAL COMMON STOCKS -- 93.7%. . . . . . . . . . . . . .                   $32,655,503    $47,067,616
                                                                          -----------    -----------

CONVERTIBLE DEBENTURE -- 1.2%
Reptron Electronics, Inc. --63/4% 2004. . . . . . . . .      $ 775,000   $    705,250    $   596,750
                                                                          -----------    -----------

TOTAL INVESTMENT SECURITIES -- 94.9%. . . . . . . . . .                   $33,360,753    $47,664,366
                                                                          -----------    -----------
                                                                          -----------    -----------

SHORT-TERM INVESTMENTS -- 4.8%
Short-term Corporate Note:
  Winn-Dixie Stores, Inc. -- 6% 1/06/98 . . . . . . . .    $ 2,000,000                   $ 1,998,333
State Street Bank Repurchase Agreement -- 5% 1/02/98
  (Dated 12/31/97; to be repurchased at $408,113;
  collateralized by U.S. Treasury Bond -- 71/4% 2016,
  market value $417,295). . . . . . . . . . . . . . . .        408,000                       408,057
                                                                                         -----------
TOTAL SHORT-TERM INVESTMENTS. . . . . . . . . . . . . .                                  $ 2,406,390
                                                                                         -----------

TOTAL INVESTMENTS -- 99.7%. . . . . . . . . . . . . . .                                  $50,070,756
Other assets less liabilities -- 0.3% . . . . . . . . .                                      130,226
                                                                                         -----------

TOTAL NET ASSETS -- 100%. . . . . . . . . . . . . . . .                                  $50,200,982
                                                                                         -----------
                                                                                         -----------






*Non-income producing security
See notes to financial statements.

                         STATEMENT OF ASSETS AND LIABILITIES
                                  December 31, 1997




ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $33,360,753) . . . . . . . . . . . . . . .    $47,664,366
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less). . . . . . . . . . . . . . . .      2,406,390    $50,070,756
                                                                     -----------
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           974
  Receivable for:
    Investment securities sold. . . . . . . . . . . . . . . . . .    $   104,609
    Dividends and accrued interest. . . . . . . . . . . . . . . .         83,183
    Capital Stock sold. . . . . . . . . . . . . . . . . . . . . .          1,232        189,024
                                                                     -----------    -----------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   $50,260,754


LIABILITIES
  Payable for:
    Advisory fees and financial services. . . . . . . . . . . . .    $    34,861
    Accrued expenses. . . . . . . . . . . . . . . . . . . . . . .         16,630
    Capital stock repurchased . . . . . . . . . . . . . . . . . .          8,281         59,772
                                                                     -----------    -----------

NET ASSETS -- equivalent to $24.00 per share on 2,091,280
  shares of Capital Stock outstanding . . . . . . . . . . . . . .                   $50,200,982
                                                                                    -----------
                                                                                    -----------


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 2,091,280 shares . . . . . . .                   $    20,913
  Additional Paid-in Capital. . . . . . . . . . . . . . . . . . .                    31,244,149
  Undistributed net investment income . . . . . . . . . . . . . .                        91,184
  Undistributed net realized gain on investments. . . . . . . . .                     4,541,123
  Unrealized appreciation of investments. . . . . . . . . . . . .                    14,303,613
                                                                                    -----------
                                                                                    -----------
  Net assets at December 31, 1997 . . . . . . . . . . . . . . . .                   $50,200,982
                                                                                    -----------
                                                                                    -----------





See notes to financial statements.

                               STATEMENT OF OPERATIONS
                         For the Year Ended December 31, 1997




INVESTMENT INCOME
    Interest. . . . . . . . . . . . . . . . . . . . . . . .                    $    96,442
    Dividends . . . . . . . . . . . . . . . . . . . . . . .                        538,856
                                                                               -----------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $   635,298

EXPENSES -- Note 3:
    Advisory fees . . . . . . . . . . . . . . . . . . . . .     $   348,236
    Financial services. . . . . . . . . . . . . . . . . . .          46,431
    Transfer agent fees and expenses. . . . . . . . . . . .          37,940
    Audit fees. . . . . . . . . . . . . . . . . . . . . . .          27,025
    Custodian fees. . . . . . . . . . . . . . . . . . . . .          21,902
    Directors' fees and expenses. . . . . . . . . . . . . .          20,242
    Registration fees . . . . . . . . . . . . . . . . . . .          17,835
    Reports to shareholders . . . . . . . . . . . . . . . .          13,381
    Legal fees. . . . . . . . . . . . . . . . . . . . . . .           3,403
    Other expenses. . . . . . . . . . . . . . . . . . . . .           3,222        539,617
                                                                -----------    -----------
            Net investment income . . . . . . . . . . . . .                    $    95,681
                                                                               -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less)   $14,956,385
    Cost of investment securities sold. . . . . . . . . . .      10,401,859
                                                                -----------
      Net realized gain on investments. . . . . . . . . . .                    $ 4,554,526

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year. . . . . .     $ 8,867,497
    Unrealized appreciation at end of year. . . . . . . . .      14,303,613
                                                                -----------
      Increase in unrealized appreciation of investments. .                      5,436,116
                                                                               -----------

            Net realized and unrealized gain on investments                    $ 9,990,642
                                                                               -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . .                    $10,086,323
                                                                               -----------
                                                                               -----------






See notes to financial statements.

                          STATEMENT OF CHANGES IN NET ASSETS



                                                                          For the Year Ended December 31,
                                                            ---------------------------------------------------------------
                                                                      1997                               1996
                                                            ----------------------------  ---------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . . . . . . .     $    95,681                   $    216,385
  Net realized gain on investments. . . . . . . . . . .       4,554,526                      6,458,334
  Increase in unrealized
    appreciation of investments . . . . . . . . . . . .       5,436,116                      1,634,018
                                                            ------------                  -------------

Increase in net assets resulting
  from operations . . . . . . . . . . . . . . . . . . .                    $ 10,086,323                       $  8,308,737

Distributions to shareholders from:
  Net investment income . . . . . . . . . . . . . . . .     $  (101,427)                  $   (473,568)
  Net realized capital gains. . . . . . . . . . . . . .      (6,471,057)     (6,572,484)    (7,224,334)         (7,697,902)
                                                            ------------                  -------------

Capital Stock transactions:
  Proceeds from Capital Stock sold. . . . . . . . . . .     $ 2,537,977                   $  3,446,804
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions. . . . . . . . . . .       6,007,187                      6,824,920
  Cost of Capital Stock repurchased . . . . . . . . . .      (7,655,864)        889,300    (12,475,048)         (2,203,324)
                                                            ------------   -------------  -------------       -------------
Total increase (decrease) in net assets . . . . . . . .                    $  4,403,139                       $ (1,592,489)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $96,930 and $354,113 . . . . . . . . . . . . . . .                      45,797,843                         47,390,332
                                                                           -------------                      -------------

End of year, including
  undistributed net investment income
  of $91,184 and $96,930. . . . . . . . . . . . . . . .                    $ 50,200,982                       $ 45,797,843
                                                                           -------------                      -------------
                                                                           -------------                      -------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold. . . . . . . . . . . . . .                         119,107                            171,914
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . . . . . . . . .                         314,183                            360,490
Shares of Capital Stock repurchased . . . . . . . . . .                        (370,541)                          (623,524)
                                                                           -------------                      -------------
Increase (decrease) in Capital Stock outstanding. . . .                          62,749                            (91,120)
                                                                           -------------                      -------------
                                                                           -------------                      -------------





See notes to financial statements.

                                 FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR




                                                                           Year Ended December 31,
                                                           --------------------------------------------------------
                                                            1997         1996        1995         1994        1993
                                                           ------       ------      ------       ------      ------

Per share operating performance:
Net asset value at beginning of year. . . . . . .          $22.58      $22.36       $21.97      $23.76       $23.94
                                                           ------      ------       ------      ------       ------
Net investment income . . . . . . . . . . . . . .          $ 0.05      $ 0.10       $ 0.36      $ 0.46       $ 0.46
Net realized and unrealized gain (loss)
  on investment securities. . . . . . . . . . . .            4.61        3.75         2.95       (0.48)        0.59
                                                           ------      ------       ------      ------       ------
Total from investment operations. . . . . . . . .          $ 4.66      $ 3.85       $ 3.31      $(0.02)      $ 1.05
                                                           ------      ------       ------      ------       ------
Less distributions:
  Dividends from net investment income. . . . . .          $(0.05)     $(0.22)      $(0.44)     $(0.46)      $(0.47)
  Distributions from net realized capital gains .           (3.19)      (3.41)       (2.48)      (1.31)       (0.76)
                                                           ------      ------       ------      ------       ------
  Total distributions . . . . . . . . . . . . . .          $(3.24)     $(3.63)      $(2.92)     $(1.77)      $(1.23)
                                                           ------      ------       ------      ------       ------
Net asset value at end of year. . . . . . . . . .          $24.00      $22.58       $22.36      $21.97       $23.76
                                                           ------      ------       ------      ------       ------
                                                           ------      ------       ------      ------       ------
Total investment return*. . . . . . . . . . . . .          24.30%      20.39%       17.27%     (0.03)%        4.64%

Ratios/supplemental data:
Net assets at end of year (in thousands). . . . .         $50,201     $45,798      $47,390     $51,965      $88,301
Ratio of expenses to average net assets . . . . .           1.16%       1.19%        1.19%       1.13%        1.02%
Ratio of net investment income to
  average net assets. . . . . . . . . . . . . . .           0.21%       0.48%        1.63%       1.95%        2.03%
Portfolio turnover rate . . . . . . . . . . . . .             19%         30%          58%         31%          43%
Average brokerage commissions per share . . . . .         $0.0586     $0.0596          --          --           --








* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $8,320,256 for the year ended December 31, 1997. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at December 31, 1997 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended December 31, 1997, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

                            NOTES TO FINANCIAL STATEMENTS



NOTE 4 -- DISTRIBUTOR

     For the year ended December 31, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,382 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On December 26, 1997, the Board of Directors declared a dividend from net investment income of $0.05 per share and a distribution from net realized capital gains of $2.17 per share payable January 7, 1998 to shareholders of record on December 31, 1997. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, January 2, 1998.

                            REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, including confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP
-------------------------------

Los Angeles, California
January 20, 1998